Exhibit 10.1

AMENDMENT NO. 1
TO THE
SPONSOR SUPPORT AGREEMENT

This AMENDMENT NO. 1 (this “Amendment”), dated as of July 31, 2023, to the Sponsor Support Agreement, dated as of October 19, 2022, is made by and among Rose Hill Acquisition Corporation, an exempted company incorporated with limited liability in the Cayman Islands (“SPAC”), Rose Hill Sponsor LLC, a Delaware limited liability company (“Sponsor”), Inversiones e Inmobilaria GHC Ltda, a limited liability company organized under the laws of Chile (the “Company”), and Prize Superfoods, an exempted company incorporated with limited liability in the Cayman Islands (“New PubCo”). SPAC, Sponsor, the Company and New PubCo shall be referred to herein from time to time collectively as the “Parties.” Capitalized terms not otherwise defined in this Amendment have the meanings given such terms in the Sponsor Support Agreement.

WHEREAS, the Parties desire to amend the Sponsor Support Agreement as set forth below.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Parties hereby agree as follows:

ARTICLE I
AMENDMENT TO THE SPONSOR SUPPORT AGREEMENT

1.          Insert New Section 8.  The following new Section 8 of the Sponsor Support Agreement is hereby inserted immediately following Section 7, and existing Sections 8, 9, 10, 11, 12, 13, 14 and 15 of the Sponsor Support Agreement are hereby re-numbered accordingly:

“8.  SPAC Shares.  Sponsor hereby agrees that, subject to and contingent upon the First Effective Time, automatically and without any further action by any other Person, Sponsor shall forfeit 3,631,250 SPAC Shares such that immediately following such forfeiture Sponsor owns no more than 1,400,000 SPAC Shares immediately prior to the First Effective Time (such forfeited SPAC Shares, the “Forfeited SPAC Shares”), and all such Forfeited SPAC Shares shall be cancelled and forfeited for no consideration and shall cease to exist.  This Section 8 shall be void and of no force and effect if the Business Combination Agreement shall be terminated in accordance with its terms.”

ARTICLE II
MISCELLANEOUS

1.          No Further Amendment.  Except as expressly amended hereby, the Sponsor Support Agreement is in all respects ratified and confirmed and all the terms, conditions, and provisions thereof shall remain in full force and effect.  This Amendment is limited precisely as written and shall not be deemed to be an amendment to any other term or condition of the Sponsor Support Agreement or any of the documents referred to therein.

2.          Effect of Amendment.  This Amendment shall form a part of the Sponsor Support Agreement for all purposes, and each party thereto and hereto shall be bound hereby.  From and after the execution of this Amendment by the Parties, any reference to the Sponsor Support Agreement shall be deemed a reference to the Sponsor Support Agreement as amended hereby.

3.          Governing Law.  This Amendment shall be governed by and construed in accordance with the internal law of the State of Delaware regardless of the law that might otherwise govern under applicable principles of conflicts of law thereof. Each of the Parties irrevocably consents to the exclusive jurisdiction and venue of the Court of Chancery in the State of Delaware or, to the extent that the such Court does not have subject matter jurisdiction, the Superior Court of the State of Delaware or, if it has or can acquire jurisdiction, in the United States District Court for the District of Delaware, in each case in connection with any matter based upon or arising out of this Amendment.

4.          Severability.  In the event that any term, provision, covenant or restriction of this Amendment, or the application thereof, is held to be illegal, invalid or unenforceable under any present or future Legal Requirement (as defined in the Business Combination Agreement): (i) such provision will be fully severable; (ii) this Amendment will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof; (iii) the remaining provisions of this Amendment will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom; and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Amendment a legal, valid and enforceable provision as similar in terms of such illegal, invalid or unenforceable provision as may be possible.

5.          Counterparts; Electronic Delivery.  This Amendment may be executed in counterparts, all of which shall be considered one and the same document and shall become effective when such counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart.  Delivery by electronic transmission to counsel for the other Parties of a counterpart executed by a Party shall be deemed to meet the requirements of the previous sentence.  The exchange of a fully executed Amendment (in counterparts or otherwise) in pdf, DocuSign or similar format and transmitted by facsimile or email shall be sufficient to bind the Parties to the terms and conditions of this Amendment.

[signature Page follows]

IN WITNESS WHEREOF, each of the Parties has caused this Amendment to be duly executed on its behalf as of the day and year first above written.

ROSE HILL SPONSOR LLC

By:	/s/ Albert Hill IV
	Name:	Albert Hill IV
	Title:	Managing Member

ROSE HILL ACQUISITION CORPORATION

By:	/s/ Albert Hill IV
	Name:	Albert Hill IV
	Title:	Co-Chief Financial Officer

INVERSIONES E INMOBILARIA GHC LTDA

By:	/s/ Alejandro García Huidobro Empresario
	Name:	Alejandro García Huidobro Empresario
	Title:	Administrator and Legal Representative

PRIZE SUPERFOODS

By:	/s/ Alejandro García Huidobro Empresario
	Name:	Alejandro García Huidobro Empresario
	Title:	Authorized Signatory